DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus BASIC Intermediate Municipal Bond Portfolio for the six-month period ended February 28, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 4.65%,* and an annualized tax-free distribution rate per share of 4.63%.**
The Economy
    The economy grew at a 3.8% rate in 1997, the strongest performance since 1988. So far, the slowdown anticipated from the Asian financial crisis last fall has not materialized. The trade deficit reached a nine-year high last year, a result of the strong U.S. economy rather than any reduction in exports. It is widely anticipated that the slowdown in economic activity in Asia will cause our trade deficit to widen further this year, which could act as a drag on economic growth. There could be positive effects from such a domestic slowdown since it might help control inflation if U.S. manufacturers are unable to raise prices in the face of declining demand for exports. Also, it might further stay the hand of the Federal Reserve Board (the "Fed") from raising interest rates since production cutbacks could cool the robust labor market and dampen potentially inflationary wage increases. It is worth noting that January 1998 marked the first month since October 1996 that industrial production failed to rise. While a one-month statistic is not a trend, it is a possible indication of a developing Asian effect on our economy.
    Inflation at the consumer level remained comfortably below 2% over the past 12 months. Producer price inflation was nonexistent over the same period, a continuation of the trend of falling wholesale prices that was established at the beginning of last year. Sharp gains in worker productivity have so far easily exceeded increases in wages and hours worked, thus negating the inflationary consequences of rising labor costs. However, we may be nearing an inflection point when productivity gains become outpaced by compensation demands, at which time unit labor costs begin to rise. The potential inflationary effects of increasing labor costs have been of particular concern to Fed Chairman Alan Greenspan. Meanwhile, growth in new jobs continued strong over the reporting period and the unemployment rate remained near its 25-year low.
    There are a few extremely preliminary indications that the economy may be cooling. Consumer borrowing slowed last year, increasing just 4.7%, compared to rises of 6.9% and 14.2% in 1996 and 1995. This could be a reaction of consumers burdened with heavy debt loads who had the financial ability to operate their personal budgets on a less leveraged basis. Furthermore, a reluctance to borrow may become a reluctance to spend, and that could slow the economy. Consumers play a key role in determining the course of economic activity since their spending accounts for two-thirds of national output. The modest growth of retail sales since mid-1997 suggests some retrenching on the part of consumers. Yet consumer confidence has remained high as measured by the University of Michigan's index of consumer sentiment. Benign inflation, plentiful jobs, and robust economic growth have been powerful forces contributing to consumer optimism.
    The expectation that the Asian economic and financial crisis will lessen our economic growth rate and, in consequence, further suppress inflation, has kept the Fed from increasing interest rates. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the FOMC, the policy-making arm of the Fed) hiked the Federal Funds rate by one-quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Low interest rates (longer term interest rates have been in decline for almost a year) have provided a strong fundamental underpinning for interest-sensitive sectors of the economy such as housing. The housing market is an important component of the total eco nomy and new housing starts have been vigorous, particularly over the second half of 1997.

    To tighten monetary policy, or not, seems to depend upon the degree to which the Asian slowdown carries over to the United States. In recent testimony to Congress, Fed Chairman Greenspan expressed concern that the economy appeared to be in a delicate balance between two strong forces: potential inflation from a robust and mature domestic economy and potential recession from the Asian effect. We continue to monitor developments that could lead the Fed to change its current steady-as-you-go monetary policy. Market Environment
    At the present time, intermediate-term municipals appear to be undervalued when compared to comparable-term Treasury notes. Both current and forward supply of municipal bonds are heavy, while demand has remained modest. If demand doesn't increase, municipal interest rates would have to rise more than taxable interest rates to entice additional buyers into the municipal market. This could encourage taxable fixed- income buyers to cross over into the municipal market and purchase bonds. If this occurs, municipals would then probably outperform the taxable fixed-income markets.
    Heavy new-issue volume in some high income tax states has easily exceeded local demand. This has allowed national municipal funds the opportunity to purchase specialty state issues at attractive levels. When the supply subsides, these issues would be expected to move up in price, as demand would eventually outstrip supply. Because the supply of new-issue bonds is rising, national funds have been able to take advantage of the current market conditions. We do not expect this imbalance to last for a long time.
The Portfolio
    The Fund has continued to implement specific investment strategies, which have enhanced its total return while maintaining a high level of current income. From September 1997 through early 1998, the Fund maintained a defensive posture due to a low interest rate environment. During this time, premium bonds were purchased, which emphasize current income and have a better ability to protect the principal price of the Fund in a declining market. Interest rates bottomed by the middle of January and have risen through February. As interest rates rose, premium bonds performed extremely well. By late February, interest rates had risen to a point where the Fund reversed strategy and began to slowly purchase discounted bonds. This type of bond was selling at a substantial discount when compared to the rest of the municipal market and represented a good opportunity to enhance the performance of the Fund.
    The Fund's performance was strong over the last six-month period ended February 28, 1998. The Fund's total return of 4.65% compares favorably with the Lipper Intermediate Municipal Debt Funds Category Average of 4.07% over the same time period. In this current environment, the Fund will continue to seek to enhance its performance by purchasing bonds which are currently out of favor and trading at a substantial discount when compared to the rest of the municipal market.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
March 18, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS                                                          FEBRUARY 28, 1998 (UNAUDITED)

                                                                                                    Principal
Long-Term Municipal Investments-98.1%                                                                Amount          Value
                                                                                                   __________      __________
Alabama-1.4%
Alabama Agricultural and Mechanical University, Revenues
  6%, 11/1/2006 (Insured; MBIA).............................................                      $  1,000,000   $  1,120,440
Arizona-2.5%
Arizona Transportation Board, Highway Revenue, Refunding 5%, 7/1/2010.......                           900,000        938,313
Maricopa County, COP 5.625%, 6/1/2000.......................................                         1,000,000      1,021,910
California-3.6%
California Statewide Communities Development Authority, COP, Revenue,
Refunding
  (Triad Healthcare) Zero Coupon, 8/1/2007
  (Insured; California Health Facilities Construction Loan Fund)............                         3,000,000      1,852,380
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
  Zero Coupon, 1/1/2004.....................................................                         1,000,000        764,190
Hemet, COP (Capital Projects) 6.50%, 2/1/2003...............................                           200,000        213,940
Colorado-2.7%
Denver City and County, Airport Revenue:
  7.25%, 11/15/2007.........................................................                           180,000        201,764
  7.25%, 11/15/2007 (Prerefunded 11/15/2002) (a)............................                            20,000         23,001
Westminster, MFHR, Refunding (Semper Village Apartments)
  5.95%, 9/1/2006 (Guaranteed; AXA Reinsurance).............................                         1,830,000      1,930,796
Florida-2.0%
Palm Beach County, Criminal Justice Facilities Revenue
  5.90%, 6/1/2008 (Insured; FGIC)...........................................                         1,400,000      1,532,636
Hawaii-2.8%
Hawaii 5.80%, 1/1/2005......................................................                         1,000,000      1,088,680
Hawaii Harbor, Capital Improvement Revenue, Refunding
  6.20%, 7/1/2008 (Insured; FGIC)...........................................                         1,000,000      1,103,840
Illinois-1.3%
Chicago Public Building Commerce, Building Revenue
  (Chicago Park District) 5.80%, 1/1/2013 (Insured; FGIC)...................                         1,000,000      1,060,310
Indiana-1.4%
Indiana Transportation Finance Authority, Airport Facilities LR
  (United Air) 6.25%, 11/1/2003.............................................                         1,000,000      1,095,400
Massachusetts-1.8%
Massachusetts Health and Educational Facilities Authority, Revenue
  (Sisters Providence Health Systems) 6.20%, 11/15/2002.....................                           250,000        271,230
University of Massachusetts Building Authority, Revenue, Refunding
  6.50%, 5/1/2006...........................................................                         1,000,000      1,148,770
Michigan-4.2%
Greater Detroit Resource Recovery Authority, Revenue, Refunding
  6.25%, 12/13/2008 (Insured; AMBAC)........................................                         1,000,000      1,149,640

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                              FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                   __________      __________
Michigan (continued)
Michigan Hospital Finance Authority, HR, Refunding:
  (Genesys Health System) 7.10%, 10/1/2002..................................                      $  1,000,000   $  1,103,200
  (Holland Community Hospital) 5.25%, 1/1/2010..............................                         1,000,000      1,022,830
Missouri-1.5%
Missouri Regional Convention and Sports Complex Authority
  (Convention and Sports Project) 5.50%, 8/15/2013 (Insured; MBIA)..........                         1,100,000      1,147,124
New Jersey-3.2%
New Jersey Economic Development Authority, Market Transition Facility Revenue
  7%, 7/1/2003 (Insured; MBIA)..............................................                         1,000,000      1,131,700
New Jersey Turnpike Authority, Turnpike Revenue 6%, 1/1/2005................                         1,290,000      1,380,919
New York-8.8%
New York State Dormitory Authority, Secured Hospital Revenues
  (Interfaith Medical Center) 5.375%, 2/15/2011.............................                         4,120,000      4,235,360
New York State Housing Corp., Revenue, Refunding 6%, 11/1/2003..............                         1,500,000      1,606,095
New York State Thruway Authority, Service Contract Revenue
  (Local Highway and Bridge) 5.75%, 4/1/2006................................                         1,000,000      1,076,940
North Carolina-3.8%
Charlotte, COP, Refunding (Convention Facility Project)
  5.25%, 12/1/2013 (Insured; AMBAC).........................................                         1,750,000      1,789,008
North Carolina Eastern Municipal Power Agency, Power System Revenue,
Refunding
  7%, 1/1/2008..............................................................                         1,000,000      1,163,230
Ohio-.7%
Cuyahoga County, HR (Meridia Health System) 6.20%, 8/15/2005................                           505,000        565,544
Pennsylvania-16.7%
Hempfield School District, Refunding (Lancaster County)
  5.30%, 10/15/2014 (Insured; FGIC).........................................                         1,000,000      1,017,150
Pennsylvania, COP, Refunding 5.40%, 7/1/2008 (Insured; AMBAC)...............                         5,000,000      5,213,350
Pennsylvania Convention Center Authority, Revenue, Refunding
  6.25%, 9/1/2004...........................................................                           200,000        213,518
Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue
  5.50%, 12/1/2012 (Insured; AMBAC).........................................                         4,000,000      4,198,040
Philadelphia, Water and Wastewater Revenue, Refunding
  5.75%, 6/15/2013 (Insured; MBIA)..........................................                         1,000,000      1,071,630
Philadelphia Hospitals and Higher Education Facilities Authority, Revenue
  (Northwestern Corporation) 6.50%, 6/1/2004................................                         1,280,000      1,393,702
Rhode Island-1.4%
Rhode Island, Consolidated Capital Development Loan
  5.95%, 8/1/2013 (Insured; MBIA)...........................................                         1,000,000      1,073,080

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                              FEBRUARY 28, 1998 (UNAUDITED)

                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                   __________      __________
Texas-9.1%
Brazos Higher Education Authority, Student Loan Revenue, Refunding
  6.20%, 12/1/2002..........................................................                     $     180,000  $     193,527
Houston Airport System, Special Facilities Revenue (Automated People Mover)
  5.375%, 7/15/2009 (Insured; FSA, Guaranteed; Continental Airline, Inc.)...                         1,385,000      1,455,746
Irving Hospital Authority, HR (Irving Healthcare Systems)
  5.70%, 7/1/2008 (Insured; FSA)............................................                         1,675,000      1,788,615
Lower Colorado River Authority, Revenue, Refunding
  Zero Coupon, 1/1/2003 (Insured; AMBAC)....................................                         1,000,000        813,940
Mesquite Health Facilities Development Corporation
  Retirement Facilities Revenue, Refunding (Christian Retirement Facility):
  5.70%, 2/15/2002..........................................................                           285,000        292,823
  5.80%, 2/15/2003..........................................................                           315,000        325,606
San Antonio, Water Revenue:
  6.30%, 5/15/2004 (Insured; FGIC)..........................................                           900,000        985,176
  6.30%, 5/15/2004 (Insured; FGIC, Prerefunded 5/15/2002) (a)...............                           100,000        109,464
Waco 6%, 2/1/2004 (Insured; FGIC)...........................................                         1,070,000      1,166,589
Utah-2.0%
Salt Lake County Municipal Building Authority, LR
  6.15%, 10/1/2010 (Insured; MBIA)..........................................                         1,450,000      1,595,073
Virginia-3.2%
Brunswick County Industrial Development Authority, Correctional Facility LR
  5.55%, 7/1/2008 (Insured; MBIA)...........................................                         1,325,000      1,442,965
Virginia Housing Development Authority, Commonwealth Mortgage
  5.75%, 1/1/2001...........................................................                         1,000,000      1,037,420
Washington-3.0%
Snohomish County Public Utility District Number 1, Electric Revenue
  6.60%, 1/1/2002 (Insured; FGIC)...........................................                         1,000,000      1,084,510
Washington Health Care Facilities Authority, Revenue, Refunding
  (Gray Harbor Community Hospital) 5.75%, 7/1/2010 (Insured; Asset Guaranty)                         1,180,000      1,266,990
West Virginia-1.3%
West Virginia Public Energy Authority, Energy Revenue (Morgantown Associates
Project)
  5.05%, 7/1/2008 (LOC; Swiss Bank Corporation) (b).........................                         1,000,000      1,025,680
Wisconsin-2.6%
Wisconsin:
  5.20%, 5/1/2013...........................................................                         1,000,000      1,014,510
  Transportation Revenue 5.40%, 7/1/2004....................................                         1,000,000      1,045,530
Wyoming-1.0%
Wyoming Farm Loan Board, Capital Facilities Revenue
  Zero Coupon, 10/1/2004....................................................                         1,000,000        750,500

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                              FEBRUARY 28, 1998 (UNAUDITED)

                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                           Amount         Value
                                                                                                   __________      __________
U.S. Related-16.1%
Puerto Rico Commonwealth Highway and Transportation Authority, Highway
Revenue:
  5.40%, 7/1/2006...........................................................                      $  7,000,000   $  7,360,710
  5.40%, 7/1/2006 (Insured; FSA)............................................                         5,000,000      5,313,850
                                                                                                                 ____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $73,723,323)....................                                     $ 76,988,884
                                                                                                                 ============
Short-Term Municipal Investments-1.9%
Louisiana;
Ascension Parish, Revenue, VRDN (Basf Corp. Project) 3.70% (c) (cost $1,500,000)                  $  1,500,000   $  1,500,000
                                                                                                                 ============
TOTAL INVESTMENTS-100.0% (cost $75,223,323).................................                                     $ 78,488,884
                                                                                                                 ============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LR          Lease Revenue
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                           Insurance Corporation
FSA           Financial Security Assurance                       MFHR    Multi-Family Housing Revenue
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes
LOC           Letter of Credit
Summary of Combined Ratings
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       ________________            _________________
AAA                                Aaa                            AAA                               49.1%
AA                                 Aa                             AA                                15.0
A                                  A                              A                                 25.5
BBB                                Baa                            BBB                                8.5
F-1+ & F-1                         MIG1, VMIG1, & P1              SP1 & A1                           1.9
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======

Notes to Statement of Investments:
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b)    Secured by letters of credit.
(c) Securities payable on demand. The interest rate, which is subject to change, is based on bank prime rates or an index of market interest rates.
(d) Fitch currently provides creditworthiness information for a limited number of investments.
(e) At February 28, 1998, the Fund had $24,881,302 (31.2% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated by transportation projects.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                               FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                     Cost            Value
                                                                                                   ____________  ____________
ASSETS:                          Investments in securities-See Statement of Investments            $75,223,323    $78,488,884
                                 Cash.......................................                                          500,350
                                 Interest receivable........................                                          818,317
                                 Prepaid expenses...........................                                           35,874
                                                                                                                 ____________
                                                                                                                   79,843,425
                                                                                                                 ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         12,702
                                 Accrued expenses...........................                                           22,898
                                                                                                                 ____________
                                                                                                                       35,600
                                                                                                                 ____________
NET ASSETS..................................................................                                      $79,807,825
                                                                                                                 ============
REPRESENTED BY:                  Paid-in capital............................                                      $76,378,529
                                 Accumulated undistributed investment income-net10,297
                                 Accumulated net realized gain (loss) on investments                                  153,438
                                 Accumulated net unrealized appreciation
(depreciation)
                                 .......................        on investments-Note 4                               3,265,561
                                                                                                                 ____________
NET ASSETS..................................................................                                      $79,807,825
                                                                                                                 ============
SHARES OUTSTANDING
(500 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                         5,960,120
NET ASSET VALUE, offering and redemption price per share....................                                           $13.39
                                                                                                                      =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF OPERATIONS                                          SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $1,827,842
EXPENSES:                        Management fee-Note 3(a)...................                       $   213,403
                                 Shareholder servicing costs-Note 3(b)......                            27,664
                                 Registration fees..........................                            15,881
                                 Auditing fees..............................                            12,308
                                 Custodian fees.............................                             4,143
                                 Prospectus and shareholders' reports.......                               809
                                 Directors' fees and expenses-Note 3(c).....                               703
                                 Legal fees.................................                               478
                                 Loan commitment fees-Note 2................                               371
                                 Miscellaneous..............................                             7,275
                                                                                                   ___________
                                       Total Expenses.......................                           283,035
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                          (122,612)
                                                                                                   ___________
                                       Net Expenses.........................                                          160,423
                                                                                                                  ___________
INVESTMENT INCOME-NET.......................................................                                        1,667,419
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                       $   184,783
                                 Net unrealized appreciation (depreciation) on investments                          1,392,034
                                                                                                                  ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        1,576,817
                                                                                                                  ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $3,244,236
                                                                                                                  ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Six Months Ended
                                                                                          February 28, 1998     Year Ended
                                                                                             (Unaudited)      August 31, 1997
                                                                                          _________________   _______________
OPERATIONS:
  Investment income-net...................................................                     $  1,667,419     $   2,964,919
  Net realized gain (loss) on investments.................................                          184,783           830,786
  Net unrealized appreciation (depreciation) on investments...............                        1,392,034         1,122,381
                                                                                               ____________      ____________
    Net Increase (Decrease) in Net Assets Resulting from Operations.......                        3,244,236         4,918,086
                                                                                               ____________      ____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...................................................                       (1,674,564)       (2,954,332)
  Net realized gain on investments........................................                         (822,083)         (116,833)
                                                                                               ____________      ____________
    Total Dividends.......................................................                       (2,496,647)       (3,071,165)
                                                                                               ____________      ____________
CAPITAL STOCK TRANSACTIONS :
  Net proceeds from shares sold...........................................                       18,020,689        63,306,603
  Dividends reinvested....................................................                        2,006,806         2,344,563
  Cost of shares redeemed.................................................                       (7,339,480)      (47,723,666)
                                                                                               ____________      ____________
    Increase (Decrease) in Net Assets from Capital Stock Transactions.....                       12,688,015        17,927,500
                                                                                               ____________      ____________
      Total Increase (Decrease) in Net Assets.............................                        13,435,604        19,774,421
NET ASSETS:
  Beginning of Period.....................................................                        66,372,221        46,597,800
                                                                                               ____________      ____________
  End of Period...........................................................                     $ 79,807,825      $ 66,372,221
                                                                                               ============      ============
UNDISTRIBUTED INVESTMENT INCOME-NET.......................................                     $     10,297      $      17,442
                                                                                               ____________      ____________
                                                                                                  Shares            Shares
                                                                                               ____________      ____________
CAPITAL SHARE TRANSACTIONS:
  Shares sold.............................................................                        1,349,416         4,858,139
  Shares issued for dividends reinvested..................................                          150,490           179,212
  Shares redeemed.........................................................                         (549,513)       (3,660,946)
                                                                                               ____________      ____________
    Net Increase (Decrease) in Shares Outstanding.........................                        950,393           1,376,405
                                                                                               ============      ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                Six Months Ended
                                                               February 28, 1998         Year Ended August 31,
                                                                                  ____________________________________
PER SHARE DATA:                                                   (Unaudited)      1997      1996     1995    1994(1)
                                                                  __________    _______   _______  _______  _______
    Net asset value, beginning of period...........                  $13.25      $12.83    $12.95   $12.65  $12.50
                                                                     ______     _______  _______   _______  ______
    Investment Operations:
    Investment income-net..........................                     .31         .66       .65      .68     .24
    Net realized and unrealized gain (loss)
      on investments...............................                     .30         .45      (.12)     .30     .15
                                                                     ______     _______  _______   _______  ______
    Total from Investment Operations...............                     .61        1.11       .53      .98     .39
                                                                     ______     _______  _______   _______  ______
    Distributions:
    Dividends from investment income-net...........                    (.31)        (.66)  (.65)      (.68)   (.24)
    Dividends from net realized gain on investments                    (.16)        (.03)    .-          .-      .-
                                                                     ______     _______  _______   _______  ______
    Total Distributions............................                    (.47)        (.69)  (.65)      (.68)   (.24)
                                                                     ______     _______  _______   _______  ______
    Net asset value, end of period.................                  $13.39      $13.25  $12.83      $12.95  $12.65
                                                                     ======     =======  =======  =======  =======
TOTAL INVESTMENT RETURN............................                    9.38%(2)    8.95%     4.07%    8.09%   3.11%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets........                     .45%(2)    .24%       .39%     .11%      -
    Ratio of net investment income
      to average net assets........................                    4.69%(2)    5.07%     5.01%    5.45%   5.53%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager...........        .            .35%(2)     .56%      .46%     .81%   1.54%(2)
    Portfolio Turnover Rate........................                    6.45%(3)   64.65%    54.99%   34.12%  41.15%(3)
    Net Assets, end of period (000's Omitted)......                 $79,808     $66,372   $46,598  $43,155 $28,275

(1)    From May 5, 1994 (commencement of operations) to August 31, 1994.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Intermediate Municipal Bond Portfolio (the "Fund") is a series of Dreyfus BASIC Municipal Fund, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering four series, including the Fund. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 1998, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has currently undertaken from September 1, 1997 through June 30, 1998, to reduce the management fee paid by the Fund to the extent that the Fund's aggregate annual expense exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses exceed an annual rate of .45 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $122,612 during the period ended February 28, 1998.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1998, the Fund was charged $21,116 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1998, the fund was charged $5,970 pursuant to the transfer agency agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1998 amounted to $16,562,092 and $4,457,059, respectively.
    At February 28, 1998, accumulated net unrealized appreciation on investments was $3,265,561, consisting of $3,275,954 gross unrealized appreciation and $10,393 gross unrealized depreciation.
    At February 28, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Registration Mark
[Dreyfus lion "d" logo]
DREYFUS BASIC INTERMEDIATE
MUNICIPAL BOND PORTFOLIO
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            126SA982
BASIC Intermediate
Municipal Bond
Portfolio
Semi-Annual
Report
February 28, 1998
Registration Mark
[Dreyfus logo]